UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 14, 2023

BMO 2023-C4 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001957662)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

Argentic Real Estate Finance LLC

(Central Index Key number: 0001624053)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number: 0001840727)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

Oceanview Commercial Mortgage Finance, LLC

(Central Index Key number: 0001894245)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number: 0001931347)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-04	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 14, 2023 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2023 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, of the BMO 2023-C4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C4 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $692,853,000, were sold to BMO Capital Markets Corp. (“BMO Capital”), Citigroup Global Markets Inc. (“CGMI”), Natixis Securities Americas LLC (“Natixis Securities”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together with BMO Capital, CGMI, Natixis Securities and Bancroft, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 20, 2023 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital, CGMI and Natixis Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s preliminary prospectus, dated January 17, 2023, and by the Prospectus, dated January 20, 2023 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $ 92,249,870 were sold to BMO Capital, CGMI, Natixis Securities, Bancroft and Drexel (together with BMO Capital, CGMI, Natixis Securities and Bancroft, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of January 20, 2023, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BMO 2023-C4 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 46 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2023 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2023 (the “CREFI Mortgage Loan Purchase Agreement”), between the

Depositor and CREFI, (iii) LMF Commercial, LLC (“LMF”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2023 (the “LMF Mortgage Loan Purchase Agreement”), between the Depositor and LMF, (iv) Argentic Real Estate Finance LLC (“Argentic”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2023 (the “Argentic Mortgage Loan Purchase Agreement”), between the Depositor and Argentic, (v) 3650 Real Estate Investment Trust 2 LLC (“3650 REIT”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2023 (the “3650 REIT Mortgage Loan Purchase Agreement”), between the Depositor and 3650 REIT, (vi) Natixis Real Estate Capital LLC (“Natixis”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2023 (the “Natixis Mortgage Loan Purchase Agreement”), between the Depositor and Natixis, (vii) Oceanview Commercial Mortgage Finance, LLC (“Oceanview”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2023 (the “Oceanview Mortgage Loan Purchase Agreement”), between the Depositor, Oceanview and Oceanview U.S. Holdings Corp., (viii) Greystone Commercial Mortgage Capital LLC (“Greystone”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2023 (the “Greystone Mortgage Loan Purchase Agreement”), between the Depositor, Greystone and Greystone Select Company II LLC, and (ix) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2023 (the “SMC Mortgage Loan Purchase Agreement”; and, together with the BMO Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the LMF Mortgage Loan Purchase Agreement, the Argentic Mortgage Loan Purchase Agreement, the 3650 REIT Mortgage Loan Purchase Agreement, the Natixis Mortgage Loan Purchase Agreement, the Oceanview Mortgage Loan Purchase Agreement and the Greystone Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and SMC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
70 Hudson Street	4.9	4.2
Rialto Industrial	4.10	4.2
Gilardian NYC Portfolio	4.11
IPG Portfolio	4.12	4.3
Latitude at South Portland	4.13
Orizon Aerostructures	4.14
Park West Village	4.15	4.4
Green Acres	4.16
575 Broadway	4.17
Great Lakes Crossing Outlets	4.18
WRS Retail Portfolio	4.19	4.2
Triple Net Portfolio	4.20	4.5
Stoney Creek Hotel Portfolio	4.21
800 Cesar Chavez	4.22	4.5
Kingston Square Apartments	4.23	4.6
PetSmart HQ	4.24	4.7
Oak Ridge Office Park	4.25	4.8

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from BMO, CREFI, LMF, Argentic, 3650 REIT, Natixis, Oceanview, Greystone and SMC.  The net proceeds to the Depositor of the offering of the Public Certificates and the Private Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $6,189,132, were approximately $789,957,346.  Of the expenses paid by the Depositor, approximately $680,727 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000 were paid to or for the Underwriters and the Initial Purchasers, and $5,308,405 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated

January 20, 2023. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

BMO, in its capacity as “retaining sponsor”, is satisfying its credit risk retention obligation under Regulation RR (12 C.F.R. Part 244) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”), in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by Sabal Strategic Opportunities Fund, L.P. of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class K-RR Certificates.

Arbor Multifamily Lending, LLC will act as primary servicer with respect to certain Mortgage Loans sold by BMO to the Depositor pursuant to that certain Primary Servicing Agreement, dated as of February 1, 2023, between Midland Loan Services, a Division of PNC Bank, National Association and Arbor Multifamily Lending, LLC, an executed version of which is attached hereto as Exhibit 99.10.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BBCMS 2022-C18 PSA
Exhibit 4.3	Benchmark 2022-B37 PSA
Exhibit 4.4	BBCMS 2022-C17 PSA
Exhibit 4.5	3650R 2022-PF2 PSA
Exhibit 4.6	BMO 2022-C3 PSA
Exhibit 4.7	3650R 2021-PF1 PSA
Exhibit 4.8	BBCMS 2022-C16 PSA
Exhibit 4.9	70 Hudson Street Co-Lender Agreement
Exhibit 4.10	Rialto Industrial IX Co-Lender Agreement
Exhibit 4.11	Gilardian NYC Portfolio Co-Lender Agreement
Exhibit 4.12	IPG Portfolio Co-Lender Agreement
Exhibit 4.13	Latitude at South Portland Co-Lender Agreement
Exhibit 4.14	Orizon Aerostructures Co-Lender Agreement
Exhibit 4.15	Park West Village Co-Lender Agreement
Exhibit 4.16	Green Acres Co-Lender Agreement
Exhibit 4.17	575 Broadway Co-Lender Agreement
Exhibit 4.18	Great Lakes Crossing Outlets Co-Lender Agreement
Exhibit 4.19	WRS Retail Portfolio Co-Lender Agreement
Exhibit 4.20	Triple Net Portfolio Co-Lender Agreement
Exhibit 4.21	Stoney Creek Hotel Portfolio Co-Lender Agreement
Exhibit 4.22	800 Cesar Chavez Co-Lender Agreement
Exhibit 4.23	Kingston Square Apartments Co-Lender Agreement

Exhibit 4.24	PetSmart HQ Co-Lender Agreement
Exhibit 4.25	Oak Ridge Office Park Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2023
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2023 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2023 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 20, 2023, which such certification is dated January 20, 2023
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.3	LMF Mortgage Loan Purchase Agreement
Exhibit 99.4	Argentic Mortgage Loan Purchase Agreement
Exhibit 99.5	3650 REIT Mortgage Loan Purchase Agreement
Exhibit 99.6	Natixis Mortgage Loan Purchase Agreement
Exhibit 99.7	Oceanview Mortgage Loan Purchase Agreement
Exhibit 99.8	Greystone Mortgage Loan Purchase Agreement
Exhibit 99.9	SMC Mortgage Loan Purchase Agreement
Exhibit 99.10	Primary Servicing Agreement, dated as of February 1, 2023, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Arbor Multifamily Lending, LLC, as primary servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2023-C4 - Form 8-K (Closing)